THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 16, 2015, by and among CURTISS-WRIGHT CORPORATION, a Delaware corporation (the "Company"), each of the other Loan Parties under the Credit Agreement (as hereinafter defined), the LENDERS (as defined under the Credit Agreement) parties hereto, and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (the "Administrative Agent").
WITNESSETH:
WHEREAS, the parties hereto are parties to that certain Third Amended and Restated Credit Agreement dated as of August 9, 2012, as amended by a First Amendment to Third Amended and Restated Credit Agreement and a Second Amendment to Third Amended and Restated Credit Agreement and Amendment to Subsidiary Guaranty and Suretyship Agreement (such agreement as so amended the "Original Agreement", and as further amended hereby the "Credit Agreement"); and
WHEREAS, the parties hereto desire to further amend the Original Agreement as provided herein.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. DEFINED TERMS. Capitalized terms used herein unless otherwise defined herein have the meanings ascribed to them in the Credit Agreement. Hereafter, references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as modified hereby and as further amended, restated or otherwise modified in accordance with its terms.

2. AMENDMENT TO CREDIT AGREEMENT. Clause (b) of the definition of "Change of Control" in Section 1.01 of the Credit Agreement is restated to read in its entirety as follows:
"(b)    during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or"

3. CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT.
This Amendment shall be effective when (a) it has been signed and delivered by the Loan Parties, the Required Lenders and the Administrative Agent, (b) the representations and warranties of the Loan Parties in Section 4 hereof shall be true and correct in all material respects (as qualified in such Section 4), and (c) the Loan Parties have paid, or made arrangements satisfactory to the Administrative Agent to pay all costs in connection with the preparation of this Amendment (including without limitation the reasonable fees and expenses of counsel). No fees of any kind shall be paid to the Administrative Agent or any Lender in connection with this Amendment.

4. REPRESENTATIONS AND WARRANTIES.
The Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that: (a) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement, and in the other Loan Documents to which they are party, are true and correct in all material respects on and as of the date hereof, except (i) that any such representations and warranties that are qualified by reference to materiality or Material Adverse Effect shall be true and correct in all respects, (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (iii) that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (b) no Default exists or will result from the execution, delivery and performance of this Amendment; (c) this Amendment has been duly executed and delivered by each Loan Party; (d) the execution, delivery and performance by each Loan Party of this Amendment are within the power and authority of each Loan Party and have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or by which such Person or its properties or any of its Subsidiaries are bound or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (ii) violate any Law; (e) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment; (f) the Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses, or counterclaims; and (g) the Credit Agreement and other Loan Documents, as modified by this Amendment, are in full force and effect and are enforceable against each such Loan Party party thereto in accordance with the respective terms of such Loan Documents (except as such enforcement may be limited by principles of equity, bankruptcy, insolvency or other Laws affecting the enforcement of creditors' rights generally).

5. REAFFIRMATION.
Each of the Loan Parties hereby reaffirms, ratifies and confirms all of its respective obligations under the Credit Agreement and other Loan Documents to which it is a party, as the same may have been modified by this Amendment.

6. GOVERNING LAW.
This Amendment shall be governed by and construed in accordance with the Laws of the State of New York, and shall be deemed to be a contract made under and governed by, construed and enforced in accordance with the Laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), without regard to principles of conflicts of Law.

7. COUNTERPARTS.
This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or e-mail transmission (e.g. "pdf' or "tif') shall be effective as delivery of a manually executed counterpart of this Amendment.

8. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.
The jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGE 1 OF 10 TO
THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.

CURTISS-WRIGHT CORPORATION
CURTISS-WRIGHT CONTROLS, INC.
METAL IMPROVEMENT COMPANY, LLC
CURTISS-WRIGHT FLOW CONTROL CORPORATION
CURTISS-WRIGHT FLOW CONTROL SERVICE CORPORATION
CURTISS-WRIGHT ELECTRO-MECHANICAL CORPORATION

By:
Name:	Harry Jakubowitz
Title:	Treasurer of each of the entities listed above

[SIGNATURE PAGE 2 OF 10 TO
THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 10 TO
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BANK OF AMERICA, N.A., as a Lender, the L/C Issuer and the Swing Line Lender

By:
Name:
Title:

[SIGNATURE PAGE 4 OF 10 TO
THIRD AMENDMENT TO
THIRD AMENDED AND
RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE 5 OF 10 TO
THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE 6 OF 10 TO
THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE 7 OF 10 TO
THIRD AMENDMENT TO
THIRD AMENDED
AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a. Lender

By:
Name:
Title:

[SIGNATURE PAGE 8 OF 10 TO
THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT]
THE BANK OF NEW YORK MELLON, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE 9 OF 10 TO
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AND RESTATED CREDIT AGREEMENT]
HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE 10 OF 10 TO
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GUARANTORS:
CURTISS-WRIGHT SURFACE TECHNOLOGIES, LLC

DY4 INC.

TAPCO INTERNATIONAL., INC

By:
Name:
Title: